Filed pursuant to Rule 497(e)
File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus Dated May 1, 2007

RS Internet Age Fund®

The Board of Trustees of RS Investment Trust has approved a proposal to merge RS Internet Age Fund® (the “Fund”) into The Information Age Fund® subject to the approval of the shareholders of the Fund. Information regarding The Information Age Fund® is contained in the Prospectus. Following is information regarding the Fund:

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in companies that RS Investments believes are likely to benefit from the development of the Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and (iii) other companies in any industry that RS Investments believes are likely to benefit as a direct or indirect result of the growth of the Internet. The Fund’s investments will not necessarily be limited to companies in the technology sector but may include issuers in a wide range of industries. The Fund may sell securities short in an amount up to 25% of the value of the Fund’s assets.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•                  whether the company has experienced strong revenue growth;

•                  whether the company appears to have a strong competitive position;

•                  whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

The following examples illustrate the wide range of products and services provided by companies in which the Fund may invest:

•                  computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

•                  telecommunications products and services, including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

•                  e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

•                  medical products and services developed or provided through or using the Internet;

•                  multimedia products and services;

•                  information services, outsourcing, and data processing;

•                  dissemination of market, economic, and financial information.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

•                  the price of the security appears high relative to the company’s prospects;

•                  the company’s financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

In recent periods, the Fund has frequently held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

RS Investments expects that the Fund and The Information Age Fund® will hold a number of investments in common in the future. However, the investment portfolio of The Information Age Fund® will likely include investments in a number of large-capitalization companies in which the Fund might not invest, and The Information Age Fund® does not engage in short sales. In addition, the Fund will likely invest a greater portion of its assets in investments directly associated with the Internet. As a result, it is likely that, over time, the Funds’ portfolios and performance records will diverge significantly. (The expenses incurred by the two Funds may also differ, and the portfolios’ tax attributes will likely differ. For example, RS Internet Age Fund® currently has a significant tax capital loss carryforward, while The Information Age Fund® has none.)

Principal Investments

The Fund invests principally in equity securities. The Fund will normally invest at least 80% of its net assets in companies that RS Investments believes are likely to benefit substantially from the development of the Internet. The Fund may invest in companies of any size. Under current market conditions, the Fund will normally invest most of its assets in small- and mid-cap companies. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the information technology sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent that they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Short Sales Risk

The Fund will lose money on a short sale if the value of the security sold short increases. The Fund may not be able to close out a short position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of around 200% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks; Additional Information About Investment Strategies and Risks” beginning on page 92 and “Other Investment Strategies and Risks” beginning on page 99 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

2000	-46.39%
2001	-11.79%
2002	-43.23%
2003	101.22%
2004	9.27%
2005	7.93%
2006	2.45%

Best Quarter Fourth Quarter 2001 53.60%

Worst Quarter Fourth Quarter 2000 -39.65%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	Since Inception (12/1/99)
Class A Shares
Return Before Taxes	-2.45%	5.61%	-3.85%
Return After Taxes on Distributions†	-2.45%	5.61%	-3.85%
Return After Taxes on Distributions and Sale of Fund Shares†	-1.60%	4.85%	-3.21%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	1.84%
TheStreet.com Internet Sector (DOTSM) Index~ (reflects no deduction for fees, expenses, or taxes)	17.57%	5.09%	-16.99%
Goldman Sachs Technology Composite Index (reflects no deduction for fees, expenses, or taxes)	8.37%	0.65%	-8.33%

† After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

~ TheStreet.com Internet Sector (DOTSM) Index is an unmanaged, equal dollar-weighted index composed of leading companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

º The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart and table above provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of three broad measures of market performance. The bar chart shows changes in the performance of the Fund’s Class A shares for the past seven calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with three broad-based market indexes. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class K shares. Annual returns of the two classes of shares would differ to the extent that Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)		Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1) You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 111 for details.

(2) Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 111 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Class A Shares	1.00%	0.25%	0.42%	1.67%
Class K Shares	1.00%	0.65%	0.41%	2.06%

(1) “Other Expenses” have been restated to reflect current fees. “Other Expenses” include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund’s average daily net assets for the fiscal year ended December 31, 2006.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$642	$993	$1,366	$2,412
Class K Shares	$216	$667	$1,145	$2,461

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on the Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under “Total Annual Fund Operating Expenses.” The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares Expenses	$642	$172	$178	$184	$190	$196	$202	$209	$216	$223	$2,412
Impact on Return	$666	$206	$222	$238	$256	$275	$295	$317	$339	$363	$3,178
Class K Shares Expenses	$216	$222	$229	$235	$242	$249	$256	$263	$271	$278	$2,461
Impact on Return	$216	$233	$251	$270	$290	$312	$334	$358	$384	$411	$3,061

Financial Highlights

The “Financial Highlights” table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. “Total Return” in the table represents the rate at which an investor would have made or lost money in an investment in the Fund (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available on request, or online at www.RSinvestments.com.

Financial Highlights

	Year Ended 12/31/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2003	Year Ended 12/31/2002
Net Asset Value, Beginning of Period	$7.76	$7.19	$6.58	$3.27	$5.76

Net Investment Income/(Loss)	(0.12)	(0.12)	(0.13)	(0.07)	(0.08)

Net Realized & Unrealized Gain/(Lost)	0.31	0.69	0.74	3.38	(2.41)

Total From Investment Operations	0.19	0.57	0.61	3.31	(2.49)

Dividends From Net Investment Income	—	—	—	—	—

Distributions From Net Realized Capital Gains	—	—	—	—	—

Total Distributions	—	—	—	—	—

Net Asset Value, End of Period	$7.95	$7.76	$7.19	$6.58	$3.27

Total Return*	2.45%	7.93%	9.27%	101.22%	(43.23)%

Net Assets, End of Period (Thousands)	$65,180	$85,206	$106,367	$125,968	$35,059

Net Ratio of Expenses to Average Net Assets	1.68%	1.69%	1.70%	1.82%	2.08%

Gross Ratio of Expenses to Average Net Assets	1.68%	1.69%	1.72%	1.95%	2.31%

Net Ratio of Net Income/(Loss) to Average Net Assets	(1.39)%	(1.60)%	(1.67)%	(1.77)%	(1.96)%

Gross Ratio of Net Income/(Loss) to Average Net Assets	(1.39)%	(1.60)%	(1.69)%	(1.90)%	(2.19)%

Portfolio Turnover Rate	111%	129%	139%	208%	203%

* Excludes the effect of sales load.

May 1, 2007